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Exhibit 10.27

FIRST AMENDMENT AGREEMENT

        FIRST AMENDMENT AGREEMENT (this "Agreement") dated as of March 19, 2002 by and among (1) Imagistics International Inc. (the "Borrower"), (2) Fleet Capital Corporation ("Fleet"), and the other financial institutions party to the Credit Agreement (as defined below) as lenders (collectively, the "Lenders" and individually, a "Lender") and (3) Fleet, as administrative agent (the "Administrative Agent") for the Lenders with respect to a certain Credit Agreement dated as of November 9, 2001 by and among the Borrower, the Lenders and the Administrative Agent (the "Credit Agreement").

W I T N E S S E T H:

        WHEREAS, the Borrower has requested that the Lenders amend certain terms and conditions of the Credit Agreement on the terms and conditions set forth herein; and

        WHEREAS, the parties hereto have agreed to amend certain provisions of the Credit Agreement.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        §1.    Definitions. Capitalized terms used herein without definition that are defined in the Credit Agreement (after giving effect to the amendments thereof set forth herein) shall have the same meanings herein as therein.

        §2.    Ratification of Existing Agreements. All of the Borrower's obligations and liabilities to the Creditors as evidenced by or otherwise arising under the Credit Agreement, the Notes and the other Credit Documents, are, by the Borrower's execution of this Agreement, ratified and confirmed in all respects. In addition, by the Borrower's execution of this Agreement, the Borrower represents and warrants that it does not have any counterclaim, right of set-off or defense of any kind with respect to such obligations and liabilities.

        §3.    Representations and Warranties. The Borrower hereby represents and warrants to the Creditors that all of the representations and warranties made by the Borrower in the Credit Agreement, the Notes and the other Credit Documents are true in all material respects on the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate expressly to an earlier date.

        §4.    Conditions Precedent. The effectiveness of the amendments contemplated hereby shall be subject to the satisfaction on or before the date hereof of each of the following conditions precedent:

          (a)    Representations and Warranties.    All of the representations and warranties made by the Borrower herein, whether directly or incorporated by reference, shall be true and correct on the date hereof except as provided in §3 hereof.

          (b)    Performance; No Event of Default.    The Borrower shall have performed and complied in all respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and there shall exist no Default or Event of Default.

          (c)    Corporate Action.    All requisite corporate action necessary for the valid execution, delivery and performance by the Borrower of this Agreement and all other instruments and documents delivered by the Borrower in connection therewith shall have been duly and effectively taken.

          (d)    Delivery.    The parties hereto shall have executed and delivered this Agreement.

        §5.    Amendments to the Credit Agreement.

          5.1 Amendments to the Table of Contents

          (a) The Table of Contents on page v of the Credit Agreement is hereby amended by deleting the following items:

            SCHEDULE 8.08—Tax Matters

            SCHEDULE 8.15—Security Interests

            SCHEDULE 9.04—Insurance

          (b) The Table of Contents on page v of the Credit Agreement is hereby amended by replacing, "SCHEDULE 8.13—Subsidiaries, Etc." with "SCHEDULE 8.12—Subsidiaries, Etc."

          (c) The Table of Contents on page v of the Credit Agreement is hereby amended by replacing, "SCHEDULE 8.20—Labor Matters" with "SCHEDULE 8.19—Labor Matters."

          (d) The Table of Contents on page v of the Credit Agreement is hereby amended by replacing, "SCHEDULE 8.22(A)—Indebtedness Outstanding as of the Effective Date" with "SCHEDULE 8.21(A)—Indebtedness Outstanding as of the Effective Date".

          (e) The Table of Contents on page v of the Credit Agreement is hereby amended by replacing, "SCHEDULE 8.22(B)—Certain Indebtedness To Remain Outstanding After the Closing Date" with "SCHEDULE 8.21(B)—Certain Indebtedness To Remain Outstanding After the Closing Date."

          5.2 Amendments to Section 1.01

          The following new definition is hereby added to Section 1.01 in its proper alphabetical order to read as follows:

          "Permitted Repurchase Amount" shall mean an amount equal to the sum of (a) $30,000,000, plus (b) the amount of net cash proceeds actually received by the Borrower from the issuance and/or resale by the Borrower up to 1,000,000 shares of its common stock Equity Interests to its employees pursuant to the Borrower's employee stock purchase plan.

          5.3 Amendment to Section 9.08 Subsection 9.08(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

            (b) Indebtedness and Contingent Obligations outstanding on the Effective Date and listed in Schedule 8.21(A) and specified on Schedule 8.21(B) as to remain outstanding after the Effective Date and refinancing thereof that do not increase the aggregate principal amount thereof;

          5.4 Amendment to Section 9.10 Subsection 9.10(c)(i) of the Credit Agreement is hereby amended in its entirety to read as follows:

            (i) repurchases of Equity Interests of Borrower in an amount not to exceed Permitted Repurchase Amounts in the aggregate after the Effective Date; provided, however, that after giving effect to any such repurchase, Borrower shall thereupon have the ability to borrow not less than $30,000,000 in the form of a Revolving Loan pursuant to this Agreement;

        §6.    Miscellaneous Provisions.

          (a) Except as otherwise expressly provided by this Agreement, all of the respective terms, conditions and provisions of the Credit Agreement, the Notes and the other Credit Documents shall remain the same. The Credit Agreement, the Notes and the other Credit Documents, each as amended hereby, shall continue in full force and effect, and that this Agreement and the Credit Agreement, the Notes and the other Credit Documents, as applicable, shall be read and construed as one instrument.

          (b) This Agreement is intended to take effect under, and shall be construed according to and governed by, the laws of the State of New York.

          (c) This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. A facsimile of an executed counterpart shall have the same effect as the original executed counterpart.

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        IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed in its name and behalf by its duly authorized officer as of the date first written above.

IMAGISTICS INTERNATIONAL INC.
By:	/s/ JOSEPH D. SKRZYPCZAK
Joseph D. Skrzypczak Its: Chief Financial Officer
FLEET CAPITAL CORPORATION, as Administrative Agent and as a Lender
By:	/s/ EDGAR EZERINS
Edgar Ezerins Its: Vice President
MERRILL LYNCH CAPITAL CORPORATION, as a Lender
By:	/s/ MICHAEL E. O'BRIEN
Michael E. O'Brien Its: Vice President
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as a Lender
By:	/s/ H. A. SIEGEL, JR.
H. A. Siegel, Jr. Its: Managing Director

NATEXIS BANQUE POPULAIRES as a Lender
By:
Its:
THE CHASE MANHATTAN BANK, as a Lender
By:	/s/ THOMAS D. MCCORMICK
Thomas D. McCormick Its: Vice President
THE INDUSTRIAL BANK OF JAPAN, LIMITED, as a Lender
By:	/s/ AKIHIKO MABUCHI
Akihiko Mabuchi Its: Senior Vice President
IBM CREDIT CORPORATION, as a Lender
By:
Its:
PEOPLE'S BANK, as a Lender
By:	/s/ DAVID K. SHERRILL
David K. Sherrill Its: Vice President
BANK LEUMI, USA, as a Lender
By:	/s/ PAUL TINE	/s/ GLENN D. KREUTZER

	Paul Tine	Glenn D. Kreutzer
	Its: VP	Its: BO

PITNEY BOWES CREDIT CORP., as a Lender
By:	/s/ DESSA M. BOKIDES
Dessa M. Bokides Its: Vice President & Treasurer
GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender
By:
Its:
U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:
Its:

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FIRST AMENDMENT AGREEMENT
W I T N E S S E T H
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